UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

Fortress Net Lease REIT
(Exact name of registrant as specified in its charter)

Maryland	000-56632	92-1937121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On May 15, 2024, Fortress Net Lease REIT (the “Company”, “we” or “us”) issued 3,900 Class E common shares to FNLR Management LLC, the Company’s external manager (the “Adviser”), as payment for $39,260 of management fees. The price per share of the Class E common shares was equal to the net asset value (“NAV”) per share of the Class E common shares as of March 31, 2024. The issuance of these shares was exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereunder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Second Amended and Restated Declaration of Trust

On May 15, 2024, the Company adopted Amendment No. 1 to the Second Amended and Restated Declaration of Trust (the “Amendment”) pursuant to which, effective as of May 15, 2024, each Class B common share held in a shareholder’s account was automatically and without any action on the part of the holder thereof converted into a number of Class F-I common shares (including any fractional shares) with an equivalent NAV as such Class B common share.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

April 30, 2024 NAV Per Share

The NAV per share for each class of common shares of the Company as of April 30, 2024 is set forth below:

NAV per Share
Class F-I	$10.0313
Class F-I X*	$10.0715
Class B-X*	$10.0565
Class D-X*	$10.0622
Class E	$10.0724

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class F-S, Class F-D, Class F-I, Class B, Class D and Class E common shares, as well as the partnership interests (“OP Units”) of FNLR OP LP (the “Operating Partnership”), if any, held by parties other than the Company. The following table provides a breakdown of the major components of our NAV as of April 30, 2024 (amounts in thousands):

Components of NAV	Amount
Investments in real estate, net	$344,021
Intangible assets, net	40,680
Cash and cash equivalents	94,610
Restricted cash	40,112
Other assets	976
Subscriptions received in advance	(33,621)
Distribution payable	(2,275)
Due to affiliate	(707)
Other liabilities	(635)
Management fee payable	(39)
Accrued performance participation allocation	(22)
Accounts payable and accrued expenses	(7,324)
Net Asset Value	$475,776
Number of outstanding shares/units	47,298

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of April 30, 2024 (amounts in thousands, except per share/unit data):

	Monthly NAV	Number of outstanding shares/units	NAV per Share/Unit as of April 30, 2024
Class F-S	-	-	-
Class F-D	-	-	-
Class F-I	$47,608	4,746	$10.0313
Class F-I X*	$30,200	2,999	$10.0715
Class B-X*	$48,198	4,793	$10.0565
Class D	-	-	-
Class D-X*	$347,539	34,539	$10.0622
Class E	$2,231	221	$10.0724
OP Units	-	-	-
Total	$475,776	47,298

* Class F-I X, Class B-X and Class D-X represent Class F-I, Class B and Class D common shares, respectively, that were purchased during the Initial Share Offering Period (as defined in the Company’s registration statement on Form 10 filed with the Securities and Exchange Commission on February 1, 2024 (as amended, the “Form 10”)) and that are currently entitled to a fee waiver, as described in the Form 10. Pursuant to the fee waiver: (i) the Adviser has waived the management fee for six months for certain investors measured from the later of (x) the day on which such investor first purchased any such shares and (y) if applicable, the day on which such shares were released from escrow (such later date in respect of any investor, the “Issuance Date”); and (ii) FNLR SLP LLC, the special limited partner of the Operating Partnership, has waived the performance participation for six months for certain investors measured from the applicable Issuance Date. As of May 15, 2024, all outstanding Class B common shares were converted to Class F-I common shares as described in Item 3.02 above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment No. 1 to the Second Amended and Restated Declaration of Trust of Fortress Net Lease REIT, dated as of May 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2024
Fortress Net Lease REIT

	By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer